Exhibit 99.1

Promoting Active and Healthy Lifestyles Sidoti & Co. Emerging Growth Investor Forum Steven M. Neil Executive VP, Chief Financial and Administrative Officer March 26, 2008 021908

Important Information This material contains forward-looking statements, including forecasts of growth, long-term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to integrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; risk of failure to expand distribution in existing channels or secure new distribution outlets to sell our products, and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances subsequent to its presentation.

Premium Culinary and Snack Food Company Brands Consumers Value and Trust Innovation Convenient, Great Tasting Products Platform for Long-Term Growth Category and Earnings Expansion

Century of Innovation Walnut Growers Cooperative 1912 Continuous Innovation Packaging Brand Advertising 1990s Culinary Nut Launch 2004 IPO Nasdaq: DMND 2005

Snack Nuts Produce Snacks Brands Consumers Value and Trust Culinary Nuts In-Shell Produce Foodservice / Ingredient

Net Sales Focus on Long-Term Growth FY Ended July 31 $ Millions 13% CAGR Guidance EPS $ / Share $0.80-0.90 FY Ended July 31

Favorable Consumer Trends Simple / Less-Processed Natural / From the Earth Nutrient / Vitamin-Rich Healthy Source of Protein and Fat High Energy Food Nuts Promoting Active and Healthy Lifestyles

Retail Market Opportunity Sources: Euromonitor, IRI, AC Neilsen and Company Estimates $0.9B $1.5B $2.9B $5.3B Snack Nuts Produce Snacks, Seeds, Trail Mix Culinary Nuts Growing Faster than Overall Snack Market Underdeveloped Younger Demographic High Traffic Area of Store On Trend Category Stable, Mature Market 45+ Demographic

Brand Demographics Consumption by Age Group Quality Choice for Culinary Consumers Natural Choice for Younger Snackers Index of Snacking Occasions to Total Population Source: NPD 2-Year Snacking Study 12/06 Diamond Emerald

Brand Demographics Quality Choice for Culinary Consumers Natural Choice for Younger Snackers Diamond Emerald Salty Snacks Planters Source: NPD 2-Year Snacking Study 12/06 Consumption by Age Group Index of Snacking Occasions to Total Population

Leverageable Operations / Distribution Platform The Diamond Foods Story Innovation / Brands High Growth CPG Company with Increasing Profitability Snack Nut Fastest-Growing Culinary Nut Leader

Diamond of California: High-Quality Product Offering Baking Meal Solutions High-Traffic Produce Aisle Holiday / Seasonal International Presence Global Customer Base Culinary In-Shell Ingredient / Foodservice

Product Innovation Recipe Ready Packages Re-sealable Packages New Forms: Sliced, Chopped Smaller Families Quick Service Restaurants Full Line of Culinary Nuts Century of Innovation New Growth Opportunities

Brand Development Sponsorships Content

Culinary Nut Leader Net Sales Market Share Source: AC Nielsen 02/08 $ Millions $ Share 16% CAGR 4x Larger Than #2 Brand

Leverageable Operations and Distribution Platform Warehouse Model Shelf Stable Cost-Effective and Scalable for New Products Nationwide Production South, Central, West Well-Positioned to Serve Customers Across U.S. Stockton, CA - Live Oak Linden Modesto Visalia San Francisco, CA Chicago, IL Bentonville, AR Fishers, IN Robertsdale, AL 4 Seasonal Processing Facilities in California: Atlanta, GA Scranton, PA Foxboro, MA Production Facility Distribution Warehouse Administrative Office 31

Additional Leverage Opportunities Corporate Infrastructure Sales / Broker Network IT / Back Office Global Nut Sourcing Largest Buyer of Tree Nuts in the U.S.

Grow Snack Nut Category Emerald: A Strategic Market Opportunity Grow Share $2.9B Snack Nuts $30B Snack Total Source: AC Nielsen 02/08 $ Share

High-Quality Product Offering Nuts and Seeds Trail Mixes Nuts and Seeds Trail Mixes Sweet Snacks Dried Fruit Center Store Snacks Produce Aisle Snacks

Product Innovation: Packaging Low Portability Cumbersome Packaging Other Snack Nut Brands Emerald On-the-Go Canister

Product Innovation: Flavors Plain, Traditional Offerings Patented Processes: Glazing, Roasting Unique Flavors Other Snack Nut Brands Emerald

New Products in Development Expanded Usage Occasions Greater Value Packaging CLEAR PET CONTAINER

Source of Natural Energy Brand Development National Advertising Online Sponsorships Partnerships

Increasing Velocity at Retail Lift from Feature and Display % Lift Source: IRI 2007

Natural Energy Campaign

Rapid Growth Since Launch FY Ended July 31 $ Millions Emerald Net Sales

Growing the Category Innovation Driving Growth Leading the Category Growing 9x Faster than Category Sources: AC Nielsen 02/08, Nielsen Consumer Panel 9/07 77% Incremental to Category Brand Shifting Category Expansion New Buyers % Growth over prior year

Growing Snack Nut Business FY '07 FY '11 $80M $200 - 250M Snack Nut Sales Increase Velocity of Products in Distribution Fill Out Distribution in Existing Channels Introduce New Products Expand Distribution to New Channels Non-Linear Sales Growth Introduction Costs Often Contra Revenue Frequently Realized Before Sales Generation Ongoing Product Lifecycle Management Competitive Environment Investment / Timing Considerations

Retail 21% CAGR Strong Top-Line Growth Retail $308 $360 $463 $477 $523 $ Millions Fiscal Year Ended July 31

FY 2005 FY 2007 Margin Improvements Total Sales: $463 Million Total Sales: $523 Million Ingredient/FS 51% Retail 49% Ingredient/FS 36% Retail 64% + 450 bps Gross Margin Opportunities for Additional Margin Expansion Input Cost Normalization Production and Distribution Efficiencies SG&A Leverage Continued Rationalization of Non-Strategic Business (10)% CAGR +21% CAGR

Margin & Profit Improvement Strong Balance Sheet and Cash Flow Attractive Valuation Financial Summary $ Millions, Except per share and % 2006 2007 2008 Guidance Total Net Sales Snack Retail $477 $41 $275 $523 $80 $333 $522 - $540 7% - 19% Growth 8% - 13% Growth Gross Margin 13.7% 15.0% +100 bp Operating Margin 1.5% 2.4% 4.0% - 5.0% EPS $0.47 $0.53 $0.80 - $0.90 Adjusted EBITDA (1) $23 $29 $36 - $39 Balance Sheet Cash and Cash Equivalents Long-Term Debt Debt / Equity $36 $20 18% $34 $20 16% -- -- -- Other Dividend per Share PEG $0.12 -- $0.12 -- $0.18 0.5 Fiscal Year Ended July 31 See 8-K filing dated March 11, 2008 for discussion of non-GAAP items

F'07 Operating Margin Includes 120bp of non- recurring gains; EPS impact is $0.14 Financial Summary - Year-to-Date $ Millions, Except per share and % Fiscal 2007 Fiscal 2008 Change Total Net Sales Snack Retail $313 $37 $212 $318 $38 $225 2% 4% 6% Gross Margin 15.4% 16.3% +90 bp Operating Margin 6.6% 5.8% (80) bp EPS $0.74 $0.69 (7)% Adjusted EBITDA (1) $23 $25 6% Balance Sheet Cash and Cash Equivalents Long-Term Debt Debt / Equity $25 $20 16% $59 $20 15% $34 -- (100) bp Other Dividend per Share $0.06 $0.09 $0.03 6-months Ended Jan 31 See 8-K filing dated March 11, 2008 for discussion of non-GAAP items

Long-Term Financial Targets 2007 2011 Targets Net Sales Growth 10% 6% - 8% CAGR Operating Income Margin (1) 3% ~ 10% Non-GAAP EPS Growth (1) 22% 40% - 50% CAGR Sales Growth Includes: Retail 14% - 18% CAGR Snack $200M - $250M Culinary ~ 5% CAGR In-Shell < 3% CAGR Gross Profit Margin 15% ~ 20% See 8-K filing dated September 20, 2007 for discussion of non-GAAP items

Innovation Brands Platform for Long-Term Growth

Reconciliation of Net Income to Adjusted EBITDA $ Millions, Except per Share and % 2007 Actual Low end High end 2007 Actual 2008 Actual Net Income Income Taxes $8,433 2,793 $12,960 7,943 $14,580 8,936 $11,671 8,451 $11,016 6,752 Income before Income Taxes Other Interest Expense, Net 11,226 98 1,291 20,903 100 1,097 23,516 200 984 20,122 82 571 17,768 -- 584 Income from Operations 12,615 22,100 24,700 20,775 18,352 Equity Compensation Depreciation & Amortization Restructuring and other costs, net Loss (gain) on Termination (curtailment) of defined benefit plan 5,859 7,561 (15) 3,054 6,800 7,000 -- -- 6,800 7,000 -- -- 2,612 3,724 (854) (3,039) 3,099 3,138 -- -- Adjusted EBITDA (1) $29,074 $35,900 $38,500 $23,218 $24,589 Q1 & Q2 See 8-K filing dated March 11, 2008 for discussion of non-GAAP items 2008 Guidance

Promoting Active and Healthy Lifestyles